SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
                [ ] Confidential, for Use of the Commission Only
                       (as permitted by Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         LUCAS EDUCATIONAL SYSTEMS, INC.
       ------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.
                [ ] Fee computed on table below per Exchange Act
                          Rules 14a-6(i)(1) and 0-11.
       ------------------------------------------------------------------
       1) Title of each class of securities to which transaction applies:
       ------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:
       ------------------------------------------------------------------
                 3) Per unit price or other underlying value of
                  transaction computed pursuant to Exchange Act
                    Rule 0-11 (Set forth the amount on which
         the filing fee is calculated and state how it was determined):
       ------------------------------------------------------------------
               4) Proposed maximum aggregate value of transaction:
       ------------------------------------------------------------------
                               5) Total fee paid:
       ------------------------------------------------------------------

               [ ] Fee paid previously with preliminary materials.
       ------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
--------------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     3)   Filing party:
--------------------------------------------------------------------------------
     4)   Date Filed:
--------------------------------------------------------------------------------

                         LUCAS EDUCATIONAL SYSTEMS, INC.

                                 --------------

                    Notice of Annual Meeting of Stockholders
                            to be held June 20, 2002

                                 --------------


                                  Frisco, Texas
                                  May 20, 2002


To the Holders of Common Stock of LUCAS EDUCATIONAL SYSTEMS, INC.

The Annual Meeting of the Stockholders of LUCAS EDUCATIONAL SYSTEMS, INC. will be held at 2591 Dallas Parkway, Suite 102, on Tuesday, June 20, 2002 at 10:30 A.M., local time, for the following purposes, as more fully described in the accompanying Proxy Statement:

1. to elect directors of the Company for the ensuing year;

2. to amend the Company's Certificate of Incorporation to effect a one for twenty reverse split of the Company's common stock without a change in par value.

3. to amend the Company's Certificate of Incorporation after the reverse split to increase the number of shares of common stock, par value $0.001 per share, authorized for issuance by the Company stock to 100,000,000 shares of common stock; and to increase the number of shares of preferred stock, par value $0.001 per share, authorized for issuance by the Company from 1,000,000 shares of preferred stock to 10,000,000 shares of preferred stock.

4. to transact such other business as may properly come before the Meeting or any adjournment or postponements thereof as well as on matters related to the conduct of the Meeting.

The close of business on May 20, 2002 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors,


                                          /s/ Kevin Halter, Jr.
                                         ------------------------------------
                                         Secretary

You are cordially invited to attend the Meeting in person. If you do not expect to be present, please mark, sign and date the enclosed form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that your vote can be recorded.

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 20, 2002


This Proxy Statement, which will be mailed commencing on or about May 22, 2002 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Lucas Educational Systems, Inc. (the "Company") for use at the 2002 Annual Meeting of Stockholders (the "Meeting") to be held on June 20, 2002, and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive office is located at 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034.

Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a stockholder who may theretofore have given a Proxy or the subsequent delivery of a Proxy will have the effect of revoking the initial Proxy.

At the close of business on May 20, 2002, the record date stated in the accompanying Notice, the Company had outstanding 3,339,016 shares of common stock, $.001 par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting.

Directors are elected by plurality vote and therefore, abstentions and broker non-votes (as hereinafter defined), will have no effect on the outcome of this vote. Adoption of proposals 2 and 3 will require the affirmative vote of a majority of the outstanding shares of common stock. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. For the purpose of determining the vote required for approval of Proposal 2 and 3, abstentions and broker non-votes will have the same effect as a vote against the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

                            I. ELECTION OF DIRECTORS

Two directors will be elected at the Annual Meeting of Stockholders to be held on June 20, 2002, each to serve until the 2003 Annual Meeting of Stockholders and until a successor shall have been chosen and qualified. It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of the nominees listed in the following table, unless otherwise instructed in such Proxy. All of such nominees are presently serving as directors. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares of Common Stock represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead. The Board of Directors has no reason to believe that the nominees named will be unable or will decline to serve.

Certain information concerning the nominees for election as directors is set forth below. Such information was furnished by them to the Company.

Name and Certain Biographical Information
-----------------------------------------

KEVIN B. HALTER has served as a Director and President, CEO & CFO of the Company since June, 2001 and is the Chairman of the Board of Directors. He has served as Chairman of the Board, President and CFO of Halter Capital Corporation, a privately held investment and consulting company since 1987. He has also served as Chairman of the Board and President of Millennia, Inc. Additionally, Mr. Halter has also served as Chairman of the Board, President, CEO and CFO of Millennia Tea Masters, Inc. since 1998. He is the father of Kevin Halter.

KEVIN HALTER, JR. has served as a Director & Secretary of the Company since June, 2001. He is the President of Securities Transfer Corporation, a stock transfer company registered with the SEC, a position held since 1987. He also serves as Director, Vice President and Secretary of Halter Capital Corporation, a position held since 1987. Mr. Halter has served as Vice President, Secretary and a director of Millennia, Inc. since 1994. He has also served as Director, Vice President, Secretary of Millennia Tea Masters, Inc. since 1998.

During the fiscal year ended March 31, 2001 the Board of Directors of the Company met 2 times. The Board members, during their term in fiscal year 2001, attended 100% of the meetings of the Board of Directors and meetings of any committees of the Board of Directors on which such person served which were held during the time that such person served.

Key Employee of the Company
---------------------------

None

Director Compensation
---------------------

The Company has no standard arrangements pursuant to which directors of the Company are compensated for any services provided as a director.


Compensation of Executive Officers
----------------------------------

The following table sets forth certain summary information concerning compensation paid or accrued by the Company on behalf of the Chief Executive Officer. No other executive officers of the Company have total annual salary and bonus for fiscal year 2002 which exceeded $100,000, (the "Named Executive Officers") with respect to services rendered by such persons to the Company and its subsidiaries for each of the fiscal years ended March 31, 2002, 2001.

Name and Principal Position           Year      Salary Compensation        Other

Kevin B. Halter                       2002           $24,500                -0-
   Chairman of the Board              2001           $-0-                   -0-
   of Directors, CEO and CFO


Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended March 31, 2002, all reports were filed on a timely basis.

Information Concerning Certain Stockholders
-------------------------------------------

The following table sets forth, as of April 26, 2002, the number and percentage of shares of Common Stock beneficially owned (as defined in Rule 13d-3 adopted under the Exchange Act) by (a) all persons known to the Company to own beneficially more than 5% of any class of voting security of the Company, (b) each of the Company's directors, (c) the Company's Named Executive Officers and
(d) all directors and executive officers of the Company as a group.


Kevin B. Halter                           1,733,178 (1)                  51.9%

Kevin Halter, Jr                          1,687,178 (1)                  51.0%

Halter Capital Corporation                1,687,178                      51.0%


(1) Includes 1,687,178 shares owned by Halter Capital Corporation which is owned by Kevin B. Halter and Kevin Halter, Jr.

  II. APPROVAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A
                       ONE FOR TWENTY REVERSE STOCK SPLIT.


The Board of Directors has recommended that the stockholders vote to amend the Company's Certificate of Incorporation to effect a one for twenty reverse stock split without having to correspondingly increase the par value per share of common stock.

Each twenty shares of common stock authorized and outstanding on the date the amendment is filed with the Secretary of State of Delaware ("Pre-Split Shares") will be converted automatically into a single share of common stock ("Post-Split Shares"). There will not be a change in the par value of the common stock of the Company. To avoid the existence of fractional shares of common stock, if a shareholder would otherwise be entitled to receive a fractional share, the number of shares to be received will be rounded up to the next whole share. The reverse stock split will occur automatically without any action on the part of shareholders and without regard to the date certificates representing Pre-Split Shares are physically surrendered for new certificates. Shareholders will hold the same percentage interest in the Company as they held prior to the reverse stock split (subject only to minor variations as a result of the rounding of fractional shares), but their interest will be represented by one-twentieth as many shares. For instance, if a shareholder presently owns 100 shares, after the reverse stock split that shareholder will own 5 shares. The text of the proposed amendment to the amended articles of incorporation which will effect the reverse stock split is set forth as Appendix A to this Proxy statement.

Purpose and Material Effects of Proposed Reverse Stock Split. The primary purpose of the reverse stock split is to combine the outstanding shares of the common stock of the Company into a smaller number of shares so that the shares will trade at a significantly higher price per share than their recent trading prices. The board of directors believes that the price per share is discouraging potential new investors and decreasing the liquidity of the Company's common stock.

Specific Effects of the Reverse Stock Split. Shareholders should recognize that if the reverse stock split is carried out, shareholders will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the reverse stock split divided by twenty). While it is expected that the reverse stock split will result in an increase in the market price of the common stock, there can be no assurance that the reverse stock split will increase the market price of the common stock by a multiple of 20 or result in the permanent increase in the market price (which is dependent upon many factors, including performance and prospects). Also, should the market price of the common stock decline, the percentage decline as an absolute number and as a percentage of the overall market capitalization may be greater than would pertain in the absence of a reverse stock split.

Furthermore, the possibility exists that liquidity in the market price of the common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split. In addition, the reverse stock split will increase the number of the shareholders who own odd lots, or those who own less than 100 shares. Shareholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting these sales. Consequently, there can be no assurance that the reverse stock split will achieve the desired results that have been outlined above.

The reverse split will not result in the Company becoming a private company, and it will continue in effect as a publicly traded company on the OTC Bulletin Board.



THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT OF THE COMMON STOCK. IT IS THE INTENTION OF THE PESONS NAMED IN THE ACCOMPANYING FORM OF PROXY TO VOTE THE SHARES OF COMMON STOCK REPRESENTED THEREBY IN FAVOR OF THIS AMENDMENT UNLESS OTHERWISE INSTRUCTED IN SUCH PROXY.

      III. AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE
                           NUMBER OF AUTHORIZED SHARES


The Board of Directors has recommended that the stockholders vote to amend the Company's Certificate of Incorporation after the reverse split to increase the total number of shares of common stock authorized for issuance by the Company from 1,000,000 shares of common stock to 100,000,000 shares of common stock, and the number of shares of Preferred Stock authorized for issuance by the Company from 1,000,000 shares of preferred stock to 10,000,000 shares of Preferred Stock. The additional authorized shares will benefit the Company by providing flexibility to the Board of Directors without further action or authorization by stockholders (except as required by law), in responding to business needs and opportunities as they arise, and for other corporate purposes. These corporate purposes might include raising additional capital through a public offering or a private placement of common stock or through the issuance of other securities convertible into shares of common stock or issuing common stock in connection with the acquisition of businesses, technologies or other assets. At present, the Company has no definitive plans or arrangements to issue any material amounts of shares of common stock or preferred stock.

The voting securities of the Company will consist of its common stock, which is presently traded on the OTC Bulletin Board Market. After the reverse split, the Company will have 166,951 shares of common stock issued and outstanding and 1,000,000 shares of common stock authorized. There are now 1,000,000 shares of preferred stock authorized, with none issued and outstanding.

The text of the proposed amendment to the Articles of Incorporation is set forth in Appendix B to this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FOR ISSUANCE FROM 1,000,000 SHARES OF COMMON STOCK TO 100,000,000 SHARES OF COMMON STOCK, AND THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FOR ISSUANCE FROM 1,000,000 SHARES OF PREFERRED STOCK TO 10,000,000 SHARES OF PREFERRED STOCK. IT IS THE INTENTION OF THE PERSONS NAMED IN THE ACCOMPANYING FORM OF PROXY TO VOTE THE SHARES OF COMMON STOCK REPRESENTED THEREBY IN FAVOR OF THIS AMENDMENT UNLESS OTHERWISE INSTRUCTED IN SUCH PROXY.

Description of Capital Stock
----------------------------

Holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of Directors of the Company may elect all of the Directors standing for election. Holders of common stock will be entitled to receive ratably any dividends if, as and when declared by the Board of Directors and upon dissolution, liquidation or winding-up of the Company, whether voluntary or involuntary, or any other distribution of assets of the Company among its stockholders for the purpose of winding up its affairs and to receive the remaining property and assets of the Company legally available for distribution to holders of common stock. Holders of common stock have no cumulative voting rights nor any pre-emptive, subscription, redemption or conversion rights. All outstanding shares of common stock are validly issued, fully paid and non-assessable.

                                IV. OTHER MATTERS

The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                V. MISCELLANEOUS

If the accompanying form of Proxy is executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted IN FAVOR of the nominees proposed by the Board of Directors in the election of directors, FOR the amendment to the Company's Articles of Incorporation to increase the authorized shares of common stock, FOR the amendment to the Company's Articles of Incorporation to effect a reverse stock split.

All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.


Stockholder Proposals
---------------------

Stockholder proposals intended to be presented at the 2003 Annual Meeting of Stockholders of the Company must be received by the Company by December 18, 2002 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting. In the event that a stockholder fails to notify the Company by March 3, 2003 of an intent to be present at the Company's 2003 Annual Meeting of Stockholders in order to present a proposal for a vote, the Company will have the right to exercise its discretionary authority to vote against the proposal, if presented, without including any information about the proposal in its proxy materials.

Annual Report on Form 10-KSB
----------------------------

A copy of the Company's Annual Report on Form 10-KSB, including the financial statements and financial statement schedules for the fiscal year ended March 31, 2002, which has been filed with the Securities and Exchange Commission, is being included with the mailing of this Proxy Statement.

Directors' Approval
-------------------

The contents of this proxy statement have been approved and its mailing has been authorized by the Directors of the Company.


                                             BY ORDER OF THE BOARD OF DIRECTORS
                                             Kevin Halter, Jr., Secretary

Dallas, Texas
May 20, 2002

APPENDIX A

                           CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         LUCAS EDUCATIONAL SYSTEMS, INC.

Kevin B. Halter and Kevin Halter, Jr. certify that:

1. They are the duly appointed, qualified Chairman and Secretary of Lucas Educational Systems, Inc., a Delaware Corporation (the "Corporation").

2. The Certificate of Incorporation of the Corporation is amended by Changing "Fourth" Article, so that, as amended, said Article shall be and read as follows:

     FOURTH: A. The total number of shares of all classes which the Corporation is authorized to have outstanding is Two Million (2,000,000) of which stock One Million 1,000,000 million shares in the par value of $.001 each, amounting in the aggregate to One Thousand Dollars ($1,000) shall be common stock and of which One Million (1,000,000) shares in the par value of $.001 each, amounting in the aggregate to One Thousand Dollars ($1,000) shall be preferred stock. The board of directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the authorized shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the board with respect to each series shall include, but not be limited to, determination of the following:

     (a) The number of shares constituting that series and the Distinctive designation of that series;

     (b) The dividend rate on the shares, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

     (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

     (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine.

     (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions, and at different redemption dates;

     (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

     (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

     (h) Any other relative rights, preferences and limitations of that series, unless otherwise provided by the certificate of determination.

3. As a result of the decrease in the authorized number of common shares, the common stock shall be reclassified, and one new share of common stock shall be issued for each twenty existing shares of common stock outstanding. No fractional shares shall be issued, and fractional shares shall instead be rounded up to the nearest whole share.

IN WITNESS WHEREOF, I have signed my name this __ day of June, 2002.



                                        -------------------------------------
                                        Kevin B. Halter, Chairman & President


                                        -------------------------------------
                                        Kevin Halter, Jr., Secretary

APPENDIX B

                           CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                         LUCAS EDUCATIONAL SYSTEMS, INC.


Kevin B. Halter and Kevin Halter, Jr. certify that:

1. They are the duly appointed, qualified Chairman and Secretary of Lucas Educational Systems, Inc., a Delaware Corporation (the "Corporation").

2. The Certificate of Incorporation of the Corporation is amended by Changing "Fourth" Article, so that, as amended, said Article shall be and read as follows:

     FOURTH: A. The total number of shares of all classes which the Corporation is authorized to have outstanding is One Hundred Million (100,000,000) of which stock One Hundred Million 100,000,000 million shares in the par value of $.001 each, amounting in the aggregate to One Hundred Thousand Dollars ($100,000) shall be common stock and of which Ten Million (10,000,000) shares in the par value of $.001 each, amounting in the aggregate to Ten Thousand Dollars ($10,000) shall be preferred stock. The board of directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the authorized shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof. The authority of the board with respect to each series shall include, but not be limited to, determination of the following:

     (a) The number of shares constituting that series and the Distinctive designation of that series;

     (b) The dividend rate on the shares, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

     (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;

     (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine.

     (e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions, and at different redemption dates;

     (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

     (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

     (h) Any other relative rights, preferences and limitations of that series, unless otherwise provided by the certificate of determination.


IN WITNESS WHEREOF, I have signed my name this __ day of June, 2002.


                                        -------------------------------------
                                        Kevin B. Halter, Chairman & President


                                         -------------------------------------
                                        Kevin Halter, Jr., Secretary

                         LUCAS EDUCATIONAL SYSTEMS, INC.

                PROXY FOR THE 2002 ANNUAL MEETING OF STOCKHOLDERS

Vote on Directors

1. To elect two directors, with the following persons to be presented at the meeting by the current Board of Directors for election to the Board of
Directors: (01)Kevin B. Halter, (02) Kevin Halter, Jr.,


     / / FOR ALL            / / WITHHOLD ALL              / / FOR ALL EXCEPT

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

-----------------------------------------------------------------

Vote On Proposals

2. To approve an amendment to the Certificate of Incorporation to effect a reverse split of the Company's common stock without a corresponding change in par value.


      / / FOR               / / AGAINST                   / / ABSTAIN


3. To approve an amendment to the Certificate of Incorporation to increase the authorized Common Stock of the Company to 100,000,000 shares, and the Authorized Preferred Stock of the Company to 10,000,000 shares.


     / / FOR                / / AGAINST                   / / ABSTAIN


4. To take action upon any other matters that may properly come before the meeting or any adjournments thereof.



Date___________________________



_______________________________
Signature




Please sing your name(s) fully and exactly as listed. When signing in a fiduciary or representative capacity, please give full title as such. When there is more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by a duly authorized officer.

PLEASE MARK, SIGN, DATE AND MAIL IN THE ENVELOPE PROVIDED.